UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  Earliest  event  reported):  May  20,  2003

                            GLEN MANOR RESOURCES INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)

     0-31757                                           98-0233452
     -------                                           ----------
(Commission  File  Number)                 (IRS  Employer Identification No.)

2525  Palmerston  Avenue
West  Vancouver,  British  Columbia,  Canada,               V7V  2W4
---------------------------------------------               --------
(Address  of  principal  executive  offices)               (Zip  Code)

Registrant's  telephone  number,  including  area  code:  1-604-926-7859

ITEM  1.  CHANGE  IN  CONTROL  OF  REGISTRANT

Not  Applicable

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Not  Applicable

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

Not  Applicable

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  Applicable

ITEM  5.  OTHER  EVENTS

Not  Applicable


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ITEM  6.  RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     On May 19, 2003, the Board of Directors appointed Albert Folsom as a director of the Registrant. On May 20, 2003, Messrs. Michael Fisher and John Watson resigned as directors and officers of the Registrant and Mr. Folsom was appointed President and Secretary Treasurer.

ITEM  7.  FINANCIAL  STATEMENTS

Not  Applicable

ITEM  8.  CHANGE  IN  FISCAL  YEAR

Not  Applicable

ITEM  9.  REGULATION  FD  DISCLOSURE

Not  Applicable

EXHIBITS

Not  Applicable



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GLEN  MANOR  RESOURCES  INC.
                                             ----------------------------
                                                       (Registrant)


Date:  May  20,  2003                             /s/  "Albert  Folsom"
                                                  ---------------------
                                       Albert  Folsom,  President  and  Director


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